                                                                   Exhibit 10.38


                    FIFTH AMENDMENT TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


          THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into effective as of the 14th day of March, 2002, by and among BANK OF AMERICA, N.A., formerly NationsBank, N.A., as agent for the financial institutions party to the Loan Agreement (as hereafter defined) from time to time (the "Agent"), the financial institutions party to the Loan Agreement from time to time (the "Lenders"), and PERRY ELLIS INTERNATIONAL, INC., a Florida corporation formerly known as Supreme International Corporation ("PEI").


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, the Agent, PEI and the Lenders are parties to that certain Amended and Restated Loan and Security Agreement, dated as of March 26, 1999 (as amended from time to time, the "Loan Agreement"), pursuant to which the Agent and the Lenders have agreed to extend certain loans and financial accommodations to PEI; and

          WHEREAS, an Event of Default exists under Section 12.1(a) of the Loan Agreement; and

          WHEREAS, PEI has asked the Agent and the Lenders to waive such existing Event of Default, and the Agent and the Lenders are willing to do so on the terms set forth herein; and

          WHEREAS, PEI has requested that the Agent and the Lenders consent to the consummation of the Jantzen Acquisition and the incurrence of the Senior Note Debt pursuant to the Senior Note Offering (as such terms are hereafter defined), and the Agent and the Lenders are willing to do so on the terms set forth herein.

          NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

     2. In order to induce the Agent and each Lender to enter into this Amendment and grant the accommodations set forth herein, PEI hereby (a) represents and warrants that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default, and (b) acknowledges and agrees that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of PEI against the Agent or any Lender exists arising out of or with respect to any of the Secured Obligations, the Loan Agreement, or any of the other Loan Documents, or with respect to the administration or funding of the Secured Obligations.

     3. PEI hereby acknowledges that, prior to giving effect to this Amendment, PEI is in default under Section 12.1(a) of the Loan Agreement for the fiscal period ending on January 31, 2002. The Agent and the Lenders hereby waive such Event of Default under Section 12.1(a), but the Agent and the Lenders expressly reserve their rights and remedies with respect to any other Default or Event of Default, including, without limitation, any Default or Event of Default with respect to Section 12.1(a) of the Loan Agreement arising after January 31, 2002. PEI hereby acknowledges and agrees that the execution and delivery of this Amendment has not established any course of dealing between PEI and the Agent and the Lenders or any obligation of the Agent or any Lender with respect to any future restructuring or modification of the Loan Agreement or the other Loan Documents or the exercise of the Agent's or any Lender's rights and remedies thereunder.

     4. In order to induce the Agent and each Lender to enter into this Amendment and grant the accommodations set forth herein, PEI hereby covenants and agrees as follows:

          (a)       Acquisition Documents.  PEI shall furnish to the Agent, (i)
                    ---------------------
promptly following the execution thereof and in any event prior to the Jantzen Acquisition Date, true, complete and correct copies of the executed Jantzen Acquisition Agreement, which Jantzen Acquisition Agreement shall be in the form of the draft Jantzen Acquisition Agreement delivered to the Agent on the date of this Amendment, except for revisions thereto that do not adversely effect the Agent or the Lenders in any respect, and (ii) on the Jantzen Acquisition Date, final versions (in unexecuted form) of such Jantzen Acquisition Documents as the Agent may request, each of which shall be, upon and after its execution and delivery, in full force and effect.

          (b)       Senior Note Documents.  PEI shall furnish to the Agent, (i)
                    ---------------------
promptly following the issuance thereof and in any event prior to the incurrence of the Senior Note Debt, true, complete and correct copies of the Senior Note Offering Memorandum, which Senior Note Offering Memorandum shall be in the form of the draft Senior Note Offering Memorandum delivered to the Agent on the date of this Amendment, except for revisions thereto that do not adversely effect the Agent or the Lenders in any respect, and (ii) on or prior to the Jantzen Acquisition Date, final versions (in unexecuted form) of such Senior Note Documents as the Agent may request, each of which shall be, upon and after its execution and delivery, in full force and effect.

     5. Based on PEI's representations, warranties, covenants and agreements set forth in this Amendment and the other Loan Documents, including the covenants and agreements set forth in Paragraph 4 above, the Agent and the Lenders hereby consent to the contemporaneous consummation of the Jantzen Acquisition and the incurrence of the Senior Note Debt on the Jantzen Acquisition Date, subject to the following conditions:

     (a) No Default or Event of Default (including without limitation any Event of Default as described in Paragraph 6 below) shall exist after giving effect to the consummation of the Jantzen Acquisition and the incurrence of the Senior Note Debt.

     (b) After giving pro forma effect to the consummation of the Jantzen Acquisition and the incurrence of the Senior Note Debt, PEI shall be in compliance with each of the financial covenants set forth in Section 12.1 (as amended hereby), and the Agent shall have received a certificate and supporting calculations from the Financial Officer evidencing such compliance.

     (c) On the Jantzen Acquisition Date, (i) the Agent shall have received true and complete executed or conformed copies of the Senior Note Documents;
(ii) the Senior Note Documents shall be in full force and effect and no material term or condition thereof shall have been amended, modified or waived after the execution thereof (other than solely to extend the date by which the Senior Note Debt is to be incurred) except with the prior written consent of the Agent;
(iii) none of the parties to any of the Senior Note Documents shall have failed to perform any material obligation or covenant required by such Senior Note Document to be performed or complied with by it on or before the Jantzen Acquisition Date; (iv) all requisite approvals by Governmental Authorities and regulatory bodies having jurisdiction over the parties to the Senior Note Documents in respect of the Senior Note Offering shall have been obtained by such parties, and no such approvals shall impose any unsatisfied conditions to the incurrence of the Senior Note Debt; (v) the incurrence of the Senior Note Debt pursuant to the Senior Note Offering shall be consummated (A) in accordance with all applicable laws and the terms of the Senior Note Offering Memorandum, and (B) pursuant to the Senior Note Documents in form consistent with the Senior Note Offering Memorandum and otherwise satisfactory to the Agent, without any amendment or waiver of any material provision thereof; (vi) all opinion letters delivered in connection with the Senior Note Documents and the transactions contemplated thereby shall be addressed to the Agent, for the benefit of the Lenders, or accompanied by a written authorization from the firm delivering such opinion letter stating that the Agent, for the benefit of the Lenders, may rely on such opinion letter as though it were addressed to it; and (vii) the Agent shall have received the duly executed and delivered Intercreditor Agreement in substantially the form attached to this Amendment as Exhibit A (the "Trademark
                                                     ---------
Intercreditor Agreement").

     (d) On the Jantzen Acquisition Date, (i) the Agent shall have received true and complete executed or conformed copies of the Jantzen Acquisition Documents; (ii) the Jantzen Acquisition Documents shall be in full force and effect and no material term or condition thereof shall have been amended, modified or waived after the execution thereof (other than solely to extend the date by which the Jantzen Acquisition is required to occur) except with the prior written consent of the Agent; (iii) none of the parties to any of the Jantzen Acquisition

Documents shall have failed to perform any material obligation or covenant required by such Jantzen Acquisition Document to be performed or complied with by it on or before the Jantzen Acquisition Date; (iv) all material representations and warranties of the Jantzen Sellers contained in the Jantzen Acquisition Agreement and the other Jantzen Acquisition Documents shall be true and correct in all material respects with the same effect as though made on and as of the Jantzen Acquisition Date; (v) all requisite approvals by Governmental Authorities and regulatory bodies having jurisdiction over the parties to the Jantzen Acquisition Agreement in respect of the Jantzen Acquisition shall have been obtained by such parties (other than the completion of any assignments of record of Intellectual Property being transferred by VF Canada, Inc. to Jantzen Apparel or PEI, which assignments PEI shall diligently pursue to completion), and no such approvals shall impose any unsatisfied conditions to the consummation of the Jantzen Acquisition; (vi) the Jantzen Acquisition shall have been consummated (A) in accordance with all applicable laws and the terms of the Jantzen Acquisition Agreement, and (B) pursuant to the Jantzen Acquisition Documents in form consistent with the Jantzen Acquisition Agreement and otherwise satisfactory to the Agent, without any amendment or waiver of any material provision thereof; (vii) all opinion letters, if any, delivered in connection with the Jantzen Acquisition Documents and the transactions contemplated thereby shall be addressed to the Agent, for the benefit of the Lenders, or accompanied by a written authorization from the firm delivering such opinion letter stating that the Agent, for the benefit of the Lenders, may rely on such opinion letter as though it were addressed to it; and (viii) the Agent shall have received the consent and acknowledgment of the Jantzen Sellers with respect to the Jantzen Acquisition Documents Assignment.

     (e) The Agent shall have received a certificate from PEI's President or Financial Officer, together with such other evidence satisfactory to the Agent, that each of the conditions set forth in clauses (a) through (d) above shall have been satisfied.

     (f) Jantzen Apparel shall have become a Borrower hereunder on the Jantzen Acquisition Date in accordance with the terms of Section 10.11.

     (g) The Jantzen Acquisition and the incurrence of the Senior Note Debt pursuant to the Senior Note Offering shall be consummated in accordance with the foregoing on or prior to March 30, 2002.

     6. On the Jantzen Acquisition Date, (a) PEI shall pay to SunTrust Bank, in immediately available funds, an amount equal to all Secured Obligations owing to SunTrust Bank under the Loan Agreement, including all outstanding principal, all accrued interest and all accrued fees, together with an early termination fee of $30,000, and (b) all of SunTrust Bank's rights and obligations as a Lender under the Loan Agreement shall terminate, except that SunTrust Bank's rights under Sections 5.6 and 16.12 of the Loan Agreement, and obligations under
Section 15.7 of the Loan Agreement, shall continue in full force and effect with respect to all periods prior to the Jantzen Acquisition Date. PEI's failure to make such payments in full on the Jantzen Acquisition Date shall constitute an immediate Event of Default under the Loan Agreement and, notwithstanding anything to the contrary provided in the Loan Agreement, such

Event of Default may not be waived, released, or the subject of any amendment or modification without the written agreement of SunTrust Bank.

     7. Subject to the satisfaction of the conditions set forth in Paragraph 5 of this Amendment, the Agent hereby agrees to execute and deliver the Trademark Intercreditor Agreement to the Senior Note Trustee on the Jantzen Acquisition Date. The Lenders hereby authorize the Agent to execute and deliver the Trademark Intercreditor Agreement and such other agreements and documents in connection therewith as the Agent deems necessary or appropriate.

     8. The Loan Agreement is hereby amended by deleting the definitions of "Applicable Margin", "Availability", "Funded Indebtedness", "Guarantor", "Letter of Credit Facility", "Permitted Indebtedness", "Permitted Liens", "Permitted Purchase Money Indebtedness" and "Restricted Payment" set forth in Section 1.1 and replacing them with the following:

          "Applicable Margin" means, as to (a) Prime Rate Revolving Credit
           -----------------
     Loans, 0.00%, and (b) LIBOR Revolving Credit Loans, 2.75%.

          "Availability" means, as of any date of determination, (a) an amount
           ------------
     equal to the sum of clauses (b)(i) through (iv) of the definition of
                         --------------         ----
     "Borrowing Base" minus (b) the outstanding principal balance of all Revolving Credit Loans hereunder as of such date.

          "Funded Indebtedness" means, without duplication, (a) all Indebtedness
           -------------------
     under this Agreement, (b) the aggregate amount at any time of outstanding reimbursement obligations with respect to letters of credit (other than the Standby Letter of Credit, but including other Letters of Credit) and banker's acceptances issued by a Permitted Letter of Credit Bank or any other financial institution which have been drawn upon, (c) all Indebtedness under the SunTrust Lease, (d) all Senior Note Debt, (e) all High Yield Debt, and (f) all other Indebtedness for Money Borrowed.

          "Guarantor" means each of Supreme International (Mexico) and Supreme
           ---------
     Canada.

          "Letter of Credit Facility" means the aggregate amount of $20,000,000,
           -------------------------
     which may be used for documentary Letters of Credit and standby Letters of Credit.

          "Permitted Indebtedness" means:  (a) the Loans, (b) letter of credit
           ----------------------
     and steamship guaranty facilities in the aggregate amount of up to $60,000,000 at any time with Permitted Letter of Credit Banks, (c) Indebtedness of up to $16,300,000 arising under the SunTrust Lease or any refinancing thereof on terms satisfactory to the Agent, (d) Permitted Purchase Money Indebtedness, (e) the High Yield

     Debt in an aggregate principal amount not to exceed $125,000,000, (f) other Subordinated Indebtedness, (g) Indebtedness of up to $75,000,000 under the Senior Note Indenture, (h) Permitted Acquisition Debt, and (i) Indebtedness under Interest Rate Protection Agreements.

          "Permitted Liens" means :  (a) Liens securing taxes, assessments and
           ---------------
     other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but in all cases, only if payment shall not at the time be required to be made in accordance with
     Section 10.4; (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or under surety or performance bonds, in each case arising in the ordinary course of business; (c) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of the Real Estate, which in the sole judgment of the Agent do not materially detract from the value of such Real Estate or impair the use thereof in the business of the Obligors; (d) Purchase Money Liens securing Permitted Purchase Money Indebtedness; (e) Liens in favor of any Permitted Letter of Credit Bank, but only if such Liens shall at all times be (i) subordinate to the Agent's Liens in all Collateral other than the Inventory (and related documents and insurance proceeds of such Inventory) acquired by the Borrowers through letters of credit issued by such Permitted Letter of Credit Bank, and (ii) subject to an Inventory Intercreditor Agreement; (f) Liens in favor of (i) SunTrust Bank, Miami, N.A. as security for PEI's obligations arising under the SunTrust Lease, provided such Liens are subject to a lien subordination agreement acceptable to the Agent and the Lenders, and (ii) any Person providing a loan to refinance the SunTrust Lease, provided that such refinancing is permitted under clause (c) of the definition of "Permitted Indebtedness", such Liens are limited to the real estate and fixtures at PEI's headquarters building located in Miami, Florida, and such Liens do not secure any other Indebtedness owing to the Person providing such refinancing loan; (g) Liens of the Agent arising under this Agreement and the other Loan Documents; (h) Liens arising out of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Obligors are fully protected by insurance or in respect of which the Obligors shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured, and as to which appropriate reserves have been established on the books of the Obligors; (i) the interest of the Factors in factored Receivables, provided Assignments of Factoring Credit Balances are then effective; and (j) Liens in favor of the Senior Note Trustee in the "Collateral" as described in the Senior Note Indenture as in effect on the original date thereof (but excluding any

     "Additional Collateral" as described therein), provided that such Liens shall at all times be subject to the Trademark Intercreditor Agreement.

          "Permitted Purchase Money Indebtedness" means Purchase Money
           -------------------------------------
     Indebtedness secured only by Purchase Money Liens and Capitalized Lease Obligations up to an aggregate amount outstanding at any time equal to $2,750,000.

          "Restricted Payment" means (a) any redemption, repurchase or
           ------------------
     prepayment (including any payment made to any Person to defease payment obligations under the High Yield Debt, the Senior Note Debt or any other Indebtedness) or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Indebtedness of a Person (other than the Secured Obligations and trade debt), (b) any redemption, retirement or payment with respect to the High Yield Debt or any other Subordinated Indebtedness other than in accordance with the subordination agreement or provisions applicable thereto, and (c) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt) owing to an Affiliate of such Person.

     9. Upon the consummation of the Jantzen Acquisition on the Jantzen Acquisition Date, the Loan Agreement is hereby amended by deleting the definition of "Revolving Credit Facility" set forth in Section 1.1 and replacing it with the following:

          "Revolving Credit Facility" means the facility for the Revolving
           -------------------------
     Credit Loans in the principal sum of up to $60,000,000 or such lesser or greater amount as shall be agreed upon from time to time in writing by the Agent, the Lenders and the Borrowers.

     10. The Loan Agreement is hereby amended by adding the following definitions to Section 1.1:

          "Bank" means Bank of America, N.A., and its successors and assigns.
           ----

          "Inventory Intercreditor Agreement" means an intercreditor agreement
           ---------------------------------
     between the Agent and a Permitted Letter of Credit Bank in form and substance acceptable to the Agent, which shall include subordination and other provisions acceptable to the Agent with respect to all Collateral other than the Inventory (and related documents and insurance proceeds of such Inventory) acquired by the Borrowers through letters of credit issued by such Permitted Letter of Credit Bank.

          "Jantzen Acquisition" means the Acquisition by PEI from the Jantzen
           -------------------
     Sellers of the assets contemplated by the Jantzen Acquisition Agreement.

          "Jantzen Acquisition Agreement" means the Asset Purchase Agreement to
           -----------------------------
     be entered into among the Jantzen Sellers and PEI, together with all exhibits and schedules thereto.

          "Jantzen Acquisition Date" means the date on which the Jantzen
           ------------------------
     Acquisition is consummated.

          "Jantzen Acquisition Documents" means, collectively, the Jantzen
           -----------------------------
     Acquisition Agreement and all other documents, agreements and certificates executed in connection with the consummation of the transactions contemplated by the Jantzen Acquisition Agreement.

          "Jantzen Acquisition Documents Assignment" means the Collateral
           ----------------------------------------
     Assignment of Asset Purchase Agreement, in form and substance satisfactory to the Agent, dated the Jantzen Acquisition Date, made by PEI in favor of the Agent, for the benefit of the Lenders.

          "Jantzen Apparel" means Jantzen Apparel Corp., a Delaware corporation.
           ---------------

          "Jantzen Sellers" means, collectively, Jantzen Inc., a Nevada
           ---------------
     corporation, and VF Canada, Inc., a Canadian corporation.

          "PEI" means Perry Ellis International, Inc., a Florida corporation.
           ---

          "Permitted Letter of Credit Banks" means Hong Kong Shanghai Bank,
           --------------------------------
     Ocean Bank, Israeli Discount Bank, Commerce Bank, and any other bank acceptable to the Agent.

          "Senior Note Debt" means Indebtedness incurred by PEI on the terms set
           ----------------
     forth in the Senior Note Offering Memorandum and pursuant to the Senior
     Note Indenture.

          "Senior Note Documents" means the Senior Note Indenture, all security
           ---------------------
     agreements relating thereto, and all other documents, agreements and certificates executed in connection therewith.

          "Senior Note Indenture" means the Indenture to be entered into among
           ---------------------
     PEI, as issuer, certain Subsidiaries of PEI, as guarantors, and the Senior Note Trustee, in connection with the Senior Note Debt.

          "Senior Note Offering" means the offering of the Senior Note Debt in
           --------------------
     accordance with the terms of the Senior Note Offering Memorandum.

          "Senior Note Offering Memorandum" means the Preliminary Offering
           -------------------------------
     Memorandum with respect to the offering of up to $57,250,000 principal amount of PEI's Senior Secured Notes due 2009.

          "Senior Note Trustee" means State Street Bank and Trust Company, as
           -------------------
     trustee under the Senior Note Indenture.

          "Trademark Intercreditor Agreement" has the meaning set forth in the
           ---------------------------------
     Fifth Amendment to this Agreement dated March 14, 2002.

     11. The parties hereto acknowledge that, effective upon the consummation of the Jantzen Acquisition on the Jantzen Acquisition Date, a reserve shall be established against the Borrowing Base in an amount equal to (a) all outstanding Indebtedness under the SunTrust Lease minus (b) the face amount of all outstanding Letters of Credit issued in the favor of SunTrust Bank, Miami, N.A. as security for PEI's obligations under the SunTrust Lease (the "SunTrust Lease Reserve"). Such reserve shall continue until the termination of the SunTrust Lease and the payment in full of all Indebtedness thereunder.

     12. On the Jantzen Acquisition Date, Bank of America, N.A. will assign $3,750,000 of its Commitment to First Union National Bank. In connection therewith, the parties acknowledge that, after giving effect to such assignment and the provisions of Paragraph 6 of this Amendment, the Lenders' respective Commitments will be as set forth on Schedule 1 attached to this Amendment.
                                    ----------

     13. The Loan Agreement is hereby amended by deleting all references therein to the defined term "Supreme" and replacing them with "PEI", and by deleting all references therein to the defined term "NationsBank" and replacing them with "Bank".

     14. The Loan Agreement is hereby amended by deleting all references therein to the defined term "Permitted Receivables Disposition", it being the intent of the parties hereto that such dispositions no longer be permitted without the consent of the Agent and the Required Lenders.

     15.  The Loan Agreement is hereby amended by deleting Sections 5.2(b) and
(c) and replacing them with the following:

          (b)  Letter of Credit Fees.
               ---------------------

               (i) The Borrowers agree to pay to the Agent, for the ratable benefit of the Lenders, a fee equal to 2.75% per annum based on the average daily outstanding Letter of Credit Amount of each Letter of Credit. Such fee shall be payable to the Agent, for the ratable benefit of the Lenders, in accordance with their respective Commitment Percentages, on the first day of each month in arrears, and shall be calculated based on a year of 360 days and the actual number of days elapsed.

               (ii) The Borrowers agree to pay to the Agent, for the account of the Bank, the standard fees and charges of the Bank for issuing, administering, amending, renewing, paying and canceling Letters of Credit, as and when assessed.

          (c)    Commitment Fee. In connection with and as consideration for the
                 --------------
     Lenders' commitments hereunder, subject to the terms hereof, to lend to the Borrowers under the Revolving Credit Facility, the Borrowers shall pay a fee to the Agent, for the ratable benefit of the Lenders based on their respective Commitment Percentages, from the Effective Date until the Termination Date, in an amount equal to 0.50% per annum of the average daily unused portion of the Revolving Credit Facility (it being understood that no such fee shall be due with respect to the amount of the SunTrust Lease Reserve, as such reserve is described in the Fifth Amendment to this Agreement), payable monthly in arrears on the first day of each month.

     16.  The Loan Agreement is hereby amended by deleting Sections 5.9(a) and
(b) and replacing it with the following:

          (a)    Prepayments from Asset Dispositions. Immediately upon receipt
                 -----------------------------------
     by a Borrower or any of its Subsidiaries of the Net Proceeds of any Asset Disposition, the Borrowers shall apply such Net Proceeds in prepayment of the Loans as provided in Section 5.9(d); provided, however, that the Borrowers shall not be required to make such prepayment to the extent that
     (i) the Net Proceeds from Asset Dispositions of Intellectual Property during any fiscal year of the Borrowers do not exceed, in the aggregate, $1,000,000, and (ii) the Net Proceeds from all Asset Dispositions during any fiscal year of the Borrowers do not exceed, in the aggregate, $3,000,000; provided further, however, that the Borrowers shall not be required to make any such prepayment from an Asset Disposition of Intellectual Property that is subject to a first priority Lien in favor of the Senior Note Trustee in accordance with the terms of the Trademark Intercreditor Agreement. Concurrently with the making of any such payment, the Borrowers' Agent shall deliver to the Agent a certificate of the Financial Officer demonstrating the calculations of the amount required to be paid.

          (b)    Prepayments from Equity Offerings. In the event that, at any
                 ---------------------------------
     time after the Effective Date, any Borrower or any of its Subsidiaries issues capital stock or other securities or receives an additional capital contribution in respect of existing capital stock or other securities (excluding any such issuance to, or receipt from, another Borrower or a consolidated Subsidiary of a Borrower), no later than the third Business Day following the date of receipt of the proceeds from such issuance, the Borrowers shall notify the Agent in writing whether they intend to apply such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith to the redemption or repurchase of outstanding High Yield Debt or Senior Note Debt or in prepayment of the Loans as provided in Section 5.9(d); provided any such redemption or repurchase of outstanding High Yield Debt or Senior Note Debt may be made only to the extent permitted under Section 12.6. In the event the Borrowers fail to apply such net proceeds to the redemption or repurchase of outstanding High Yield Debt or Senior Note Debt within 60 days after the Borrowers' receipt thereof, the Borrowers shall immediately apply such net proceeds as provided in Section 5.9(d).

     17.  The Loan Agreement is hereby amended by adding the following new
Section 9.17:

          Section 9.17   Jurisdiction of Organization. No Borrower shall change
                         ----------------------------
     its jurisdiction of organization without the prior consent of the Agent.

     18. The Agent and the Lenders acknowledge and agree that (a) the provisions of Section 10.12 of the Loan Agreement shall not apply to a wholly owned Subsidiary of PEI that is not organized under the laws of the United States of America and to which license agreements or the right to receive royalties or payments under such license agreements are transferred or assigned (a "License Subsidiary"), provided, that the aggregate payments due under all the license agreements or rights so transferred each fiscal year shall not, in the aggregate, exceed 30% of the total payment due under the all the licenses of PEI and its Subsidiaries in such fiscal year, and (b) notwithstanding anything to the contrary set forth in the Loan Agreement, so long as no Event of Default exists, PEI and its Subsidiaries may transfer or assign license agreements or the right to receive royalties or payments under such license agreements to a License Subsidiary, free and clear of the Agent's Lien hereunder, provided, that the aggregate payments due under all the license agreements or rights so transferred each fiscal year shall not, in the aggregate, exceed 30% of the total payment due under the all the licenses of PEI and its Subsidiaries in such fiscal year. The Agent hereby agrees to execute and deliver (and the Lenders authorize the Agent to execute and deliver) such Lien releases as may be reasonably requested by PEI to evidence the foregoing.

     19. The Loan Agreement is hereby amended by deleting Section 11.5(d) and replacing it with the following:

          (d) any (i) Default or Event of Default, or (ii) event that constitutes or that, with the passage of time or giving of notice or both, would constitute a default or event of default by any Borrower or any of its Subsidiaries under any material agreement (other than this Agreement) to which such Borrower or Subsidiary is a party or by which such Borrower or Subsidiary or any of their respective property may be bound (including without limitation any agreement relating to the High Yield Debt, the Senior Note Debt, the SunTrust Lease, the factoring arrangements with the Factors, and any letter of credit facility with a Permitted Letter of Credit Bank).

     20. Upon the consummation of the Jantzen Acquisition on the Jantzen Acquisition Date (and the incurrence of the Senior Note Debt), the Loan Agreement is hereby amended by deleting clauses (a) and (c) of Section 12.1 and replacing such clauses with the following:

          (a)  Maximum Funded Indebtedness to EBITDA Ratio. Permit the ratio of
               -------------------------------------------
     Funded Indebtedness to its EBITDA (measured for the preceding four fiscal quarters), in each case measured on a consolidated basis for PEI and its consolidated Subsidiaries, to be greater than 6.0 to 1 as of any fiscal quarter ending after January 31, 2002.

          (c)  Maximum Senior Funded Indebtedness to EBITDA Ratio. Permit the
               --------------------------------------------------
     ratio of (i) Funded Indebtedness minus Subordinated Indebtedness to (ii) EBITDA (measured for the preceding four fiscal quarters), in each case measured on a consolidated basis for PEI and its consolidated Subsidiaries, to be greater than 3.0 to 1 as of any fiscal quarter ending after January 31, 2002.

     21. The Loan Agreement is hereby amended by deleting Section 12.3 and replacing it with the following:

          Section 12.3  Guaranties.  Become or remain liable with respect to any
                        ----------
     Guaranty of any obligation of any other Person, excluding (a) the Guaranty by PEI of Sunny Industries' obligations for $600,000, (b) the Guaranty Agreements, (c) the Guarantees by the Guarantors of the High Yield Debt, and (d) the Guarantees by the Guarantors of the Senior Note Debt.

     22. The Loan Agreement is hereby amended by deleting Section 12.5 and replacing it with the following:

          Section 12.5  Capital Expenditures.  Make or incur any Capital
                        --------------------
     Expenditures, except that the Borrowers and their Subsidiaries may make or incur Capital Expenditures during any fiscal year in an amount not to exceed, in the aggregate, $6,000,000.

     23. The Loan Agreement is hereby amended by deleting Section 12.6 and replacing it with the following:

          Section 12.6 Restricted Distributions and Payments, Etc. Declare or
                       ------------------------------------------
     make any Restricted Distribution or Restricted Payment; provided that, the Borrowers shall be permitted to redeem or repurchase outstanding High Yield Debt and the Senior Note Debt from the proceeds of an equity offering made in accordance with Section 5.9(b) provided (a) no Default or Event of Default exists before or after giving effect to such redemption or repurchase, (b) the Borrowers are in compliance with the covenants set forth in Section
     12.1 on a pro forma basis after giving effect to such redemption or repurchase, and (c) prior to such redemption or repurchase the Borrowers' Agent shall deliver to the Agent a certificate of the Financial Officer (i) setting forth the calculations required to establish the Borrowers' pro forma compliance with the requirements of Section 12.1 after giving effect to such redemption or repurchase, and (ii) stating that no Default or Event of Default exists before or after giving effect to such redemption or repurchase; provided further, that to the extent that any Asset Disposition of Intellectual Property that is subject to a first priority Lien in favor of the Senior Note Trustee in accordance with the terms of the Trademark Intercreditor Agreement is permitted under this Agreement, the Borrowers shall be permitted to redeem or repurchase outstanding Senior Note Debt from the Net Proceeds of such Asset Disposition. Notwithstanding the above, the Borrowers shall also be permitted at any time to repurchase or redeem capital stock or other equity securities issued by such Borrowers, provided
     (a) the consideration paid by such Borrowers shall not exceed $7,000,000 in the aggregate during the term of this Loan Agreement, (b) no Default or Event of Default exists before or after giving effect to such repurchase, and (c) the Borrowers are in compliance with the covenants set forth in
     Section 12.1 on a pro forma basis after giving effect to such redemption or repurchase.

     24. The Loan Agreement is hereby amended by deleting Section 12.13 and replacing it with the following:

          Section 12.13  Amendments of Other Agreements. Amend in any way (a)
                         ------------------------------
     the interest rate or principal amount or schedule of payments of principal and interest with respect to any Indebtedness (other than the Secured Obligations) other than to reduce the interest rate or extend the schedule of payments with respect thereto, (b) the subordination provisions applicable to the High Yield Debt or any other Subordinated Indebtedness, or (c) any of the other terms and conditions applicable to the High Yield Debt or the Senior Note Debt.

     25. The Loan Agreement is hereby amended by deleting Section 12.14 and replacing it with the following:

          Section 12.14  Minimum Availability. Permit Availability to be less
                         --------------------
     than $15,000,000 at any time.

     26. The Loan Agreement is hereby amended by deleting Section 12.15 and replacing it with the following:

          Section 12.15  Limitation on Certain Restrictions on Subsidiaries.
                         --------------------------------------------------
     Create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by a Borrower or any Subsidiary of a Borrower, or pay any Indebtedness owed to a Borrower or a Subsidiary of a Borrower, (b) make loans or advances to a Borrower or any of a Borrower's Subsidiaries, or (c) transfer any of its properties or assets to a Borrower, except for such encumbrances or restrictions existing under or by reason of (i) applicable laws, (ii) the indenture and other agreements applicable to the High Yield Debt, (iii) the Senior Note Documents, and (iv) this Agreement and the other Loan Documents.

     27. The Loan Agreement is hereby amended by deleting Section 13.1(o) and replacing it with the following:

          (o) Change in Control. At any time after the Agreement Date, (i) any
              -----------------
     "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (collectively, the "Exchange Act")), other than Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of all outstanding capital voting stock of PEI, and either (A) the Permitted Holders beneficially own, directly or indirectly, in the aggregate capital voting stock of PEI that represents a lesser percentage of the aggregate ordinary voting power of all classes of the capital voting stock of PEI, voting together as a single class, than such other person or group and are not entitled (by voting power, contract or otherwise) to elect directors of PEI having a majority of the total voting power of the Board of Directors of PEI, or (B) such other person or group is entitled to elect directors of PEI having a majority of the total voting power of the Board of Directors of PEI; or (ii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of PEI (together with any new directors whose election by the Board of Directors of PEI, or whose nomination for election by the shareholders of PEI, as the case may be, was approved by a vote of 66 2/3% of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of PEI then in office; or (iii) PEI ceases to own, directly or indirectly, 100% of the capital stock of each other Obligor, or such ownership shall cease to vest in PEI voting control over any such Obligor; or (iv) a "Change of Control" as defined in the Notes Description of the High Yield Debt Offering Memorandum, or any indenture issued in connection therewith, occurs; or (v) a "Change of Control" as defined in the Senior Note Indenture occurs.

     28.  The Loan Agreement is hereby amended by adding the following new
Section 15.11:

          Section 15.11 Authorization re Intercreditor Agreements. Without
                        -----------------------------------------
     limiting any of the other provisions of this Article 15, each of the Lenders hereby authorizes the Agent to execute and deliver, on behalf of itself and all the Lenders, any Inventory Intercreditor Agreement and Trademark Intercreditor Agreement, and to take all actions thereunder, including any actions relating to the Lien subordinations and releases contemplated thereby.

     29.  The Agent and the Lenders waive the requirements set forth in Section
10.12 of the Loan Agreement with respect to PEI's French subsidiary, Perry Ellis International Europe.

     30. As consideration for the accommodations set forth herein, PEI shall pay to the Agent, for the Ratable benefit of the Lenders (other than SunTrust
Bank), a fee of $225,000 on the date hereof. Such fee shall constitute a payment for the structuring and approving of the accommodations set forth herein, and not interest or a charge for the use of money.

     31. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent in a manner acceptable to the Agent and the Lenders:

          (a) The receipt by the Agent of an Acknowledgment of the terms of this Amendment from each Guarantor, which Acknowledgments shall be in form and substance satisfactory to the Agent and the Lenders; and

          (b) The payment of all fees due by PEI in connection with this Amendment.

     32. PEI hereby restates, ratifies, and reaffirms each and every term, condition, representation and warranty heretofore made by it under or in connection with the execution and delivery of the Loan Agreement, as amended hereby, and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment.

     33. As amended hereby, the Loan Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of PEI to the Agent and the Lenders.

     34. In addition to the fee set forth in Paragraph 29 of this Amendment, PEI agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Agent.

     35. PEI agrees to take such further action as the Agent or any Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement.

     36. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     37. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     38. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law.

     IN WITNESS WHEREOF, PEI, the Agent and each Lender have caused this Amendment to be duly executed by their authorized officers in several counterparts, all as of the date first above written.


                                     BORROWERS:

                                     PERRY ELLIS INTERNATIONAL, INC., formerly
                                     Supreme International Corporation

                                     By: /s/ Rosemary Trudeau
                                        ----------------------------------------
                                        Rosemary Trudeau
                                        Vice President, Finance

                                    LENDERS:

                                    BANK OF AMERICA, N.A., formerly
                                    NationsBank, N.A.


                                    By:____________________________________
                                       Name:_______________________________
                                       Title:______________________________


                                    FIRST UNION NATIONAL BANK


                                    By:____________________________________
                                       Name:_______________________________
                                       Title:______________________________


                                    FLEET CAPITAL CORPORATION


                                    By:____________________________________
                                       Name:_______________________________
                                       Title:______________________________


                                    SUNTRUST BANK, formerly SunTrust Bank, N.A.


                                    By:____________________________________
                                       Name:_______________________________
                                       Title:______________________________

                                    AGENT:

                                    BANK OF AMERICA, N.A., formerly
                                    NationsBank, N.A.


                                    By:____________________________________
                                       Name:_______________________________
                                       Title:______________________________

                         NOTARY JURAT FOR EXECUTION OF
                                NOTES AND OTHER
                       WRITTEN OBLIGATIONS TO PAY MONEY
                             BY FLORIDA BORROWERS


     On this the ____ day of March, 2002, before me, the undersigned, a Notary Public in and for the State of __________, County of __________, Rosemary Trudeau personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the Vice President, Finance of Perry Ellis International, Inc., who executed the foregoing Fifth Amendment to Amended and Restated Loan and Security Agreement on behalf of such corporation and acknowledged to me that such corporation executed the foregoing pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of __________, County of __________.


__________________________________
        Notary Signature

My Commission Expires:

__________________________________

      [Affix Notarial Seal]

                         AFFIDAVIT REGARDING DELIVERY


I, ________________________________ hereby certify that I am a _________________
___________ of Bank of America, N.A., as Agent for the Lenders, and that the foregoing was delivered to me as a representative of Bank of America, N.A., as Agent for the Lenders, in the State of Georgia, County of Fulton.


                                   _____________________________________________
                                   Signature of Officer or Agent of Lender


     On this the __ day of March, 2002, before me, the undersigned, a Notary Public in and for the State of Georgia, County of Fulton, ____________________, personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be a _______________ of Bank of America, N.A., a national banking association, as Agent for the Lenders, who executed the foregoing affidavit on behalf of such national banking association and acknowledged to me that such national banking association executed the foregoing pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of Georgia, County of Fulton.



_______________________________
       Notary Signature

                                  SCHEDULE 1
                                  ----------

                                  COMMITMENTS
                                  -----------


         ------------------------------------------------------------
             Name of Lender              Commitment      Commitment
                                           Amount        Percentage

         ------------------------------------------------------------
          Bank of America, N.A.          $22,500,000       37.5%
         ------------------------------------------------------------
          Fleet Capital Corporation      $22,500,000       37.5%
         ------------------------------------------------------------
          First Union National Bank      $15,000,000       25.0%
         ------------------------------------------------------------

                                   EXHIBIT A
                                   ---------

              [attach form of Trademark Intercreditor Agreement]